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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 11, 1998

                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
              (Exact Name of registrant specified in its charter)

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
United States                          333-36939                   22-2382028
(State or other Jurisdiction of        (Commission File Number)    (I.R.S. employer
Incorporation)                                                     Identification No.)
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                              802 Delaware Avenue
                          Wilmington, Delaware 19801
                   (Address of principal executive offices)
                 Registrant's telephone number: (302) 575-5033


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                                                                              2

Item 5.  Other Events

                  On June 11, 1998, the Note Underwriting Agreement, between Chase Manhattan Bank USA, National Association, as Seller and Servicer, and Chase Securities Inc., as Representative of the several Underwriters parties thereto, was executed and entered into by the parties thereto.

                  On June 11, 1998, the Certificate Underwriting Agreement, between Chase Manhattan Bank USA, National Association, as Seller and Servicer, and Chase Securities Inc., as Underwriter, was executed and entered into by the parties thereto.

                  On June 17, 1998, the Sale and Servicing Agreement, dated as of June 1, 1998, between Chase Manhattan Auto Owner Trust 1998-C, as Issuer and Chase Manhattan Bank USA, National Association, as Seller and Servicer, was executed and entered into by the parties thereto.

                  On June 17, 1998, the Indenture, dated as of June 1, 1998, between Chase Manhattan Auto Owner Trust 1998-C, as Issuer, and Norwest Bank Minnesota, National Association, as Indenture Trustee, was executed and entered into by the parties thereto.

                  On June 17, 1998, the amended and restated Trust Agreement, dated as of June 1, 1998, between Chase Manhattan Bank USA, National Association, as Depositor, and Wilmington Trust Company, as Owner Trustee, was executed and entered into by the parties thereto.

                  On June 17, 1998, the Administration Agreement, dated as of June 1, 1998, between Chase Manhattan Auto Owner Trust 1998-C, as Issuer, Norwest Bank Minnesota, National Association, as Indenture Trustee, and The Chase Manhattan Bank, as Administrator, was executed and entered into by the parties thereto.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

Exhibits

1.1(B)(3)         Note Underwriting Agreement, dated June 11, 1998.

1.1(B)(3)         Certificate Underwriting Agreement, dated June 11, 1998.

4.1(B)(3)         Sale and Servicing Agreement, dated June 1, 1998.

4.2(3)            Indenture, dated June 1, 1998.

4.3(C)(3)         Amended and Restated Trust Agreement, dated June 1, 1998.

4.4(3)            Administration Agreement, dated June 1, 1998.


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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   CHASE MANHATTAN BANK USA,
                                   NATIONAL ASSOCIATION   (Registrant)

                                   By:  /s/ Keith Schuck
                                   Name:    Keith Schuck
                                   Title:   Controller


Date:  June 11, 1998


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                                                                              4


                               INDEX TO EXHIBITS

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Exhibit Number             Exhibit                                              Sequentially
--------------             -------                                              Numbered Pages
                                                                                --------------
1.1(B)(3)                  Note Underwriting Agreement, dated June 11, 1998.

1.1(B)(3)                  Certificate Underwriting Agreement, dated June 11, 1998.

4.1(B)(3)                  Sale and Servicing Agreement, dated June 1, 1998.

4.2(3)                     Indenture, dated June 1, 1998.

4.3(C)(3)                  Amended and Restated Trust Agreement, dated June 1, 1998.

4.4(3)                     Administration Agreement, dated June 1, 1998.

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